Short-term Borrowings	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Short-term Borrowings
Note 8:	Short-term Borrowings

Short-term borrowings include securities sold under agreements to repurchase totaling $6,631,710 and $8,821,730 at December 31, 2015 and 2014, respectively.

Securities sold under agreements to repurchase consist of obligations of the Company to other parties. The maximum amount of outstanding agreements at any month end during 2015 and 2014 totaled $9,548,789 and $9,483,795, respectively, and the monthly average of such agreements totaled $6,024,224 and $6,229,604 for 2015 and 2014, respectively. The agreements at December 31, 2015, are all for overnight borrowings.

At December 31, 2015, we had $5,519,148 of repurchase agreements secured by mortgage backed securities, $590,327 in repurchase agreements secured by U.S. government agency bonds, and $1,482,000 in repurchase agreements secured by time deposits in other banks. All of our repurchase agreements mature overnight. The right of offset for a repurchase agreement resembles a secured borrowing, whereby the collateral pledged by the Company would be used to settle the fair value of the repurchase agreement should the Company be in default. The collateral is held by the Company in a segregated custodial account. In the event the collateral fair value falls below stipulated levels, the Company will pledge additional securities. The Company closely monitors collateral levels to ensure adequate levels are maintained.

Also included in short-term borrowings are advances with the Federal Home Loan Bank (FHLB) of which $8,500,000 and $5,000,000 had been extended as of December 31, 2015 and 2014, respectively. The advances at a rate of 16 basis points all mature overnight and are secured by mortgage loans totaling $43,561,360 at December 31, 2015.